Supplement to the Current Prospectus

MFS(R) New Endeavor Fund

On July 9, 2009, shareholders approved the reorganization of the MFS New Endeavor Fund ("New Endeavor Fund"), a series of MFS Series Trust X, into the MFS Core Equity Fund, a series of MFS Series Trust I. Accordingly, effective July 17, 2009, pending the consummation of this reorganization transaction on or about July 24, 2009, shares of the New Endeavor Fund are no longer available for sale and exchanges into the New Endeavor Fund are no longer permitted.


               The date of this supplement is July 10, 2009.